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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 29, 1998




                           NETWORK COMPUTING DEVICES, INC.
               (Exact name of registrant as specified in its charter)


                                     CALIFORNIA
           (State or other jurisdiction of incorporation or organization)



                                                    77-0177255
          (Commission File No.)         (I.R.S. Employer Identification No.)



                              350 NORTH BERNARDO AVENUE
                           MOUNTAIN VIEW, CALIFORNIA 94043
                (Address of principal executive offices and zip code)


                                    (650) 694-0650
                (Registrant's telephone number, including area code)

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ITEM 5.   OTHER MATTERS

          Letter to Shareholders informing them of the adjournment of the Annual Shareholders Meeting concerning the Company's proposal to approve the reincorporation of the Company in the State of Delaware and other related changes to the rights of shareholders, as stated in the Company's Proxy Statement dated April 29, 1998.


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ITEM 7.  EXHIBITS

Exhibit 1.     Shareholder's letter dated May 29, 1998


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                           NETWORK COMPUTING DEVICES, INC.
                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NETWORK COMPUTING DEVICES, INC.



Date:     May 29, 1998

                                 By: /s/ Robert G. Gilbertson
                                     ---------------------------
                                     Robert G. Gilbertson
                                     President and Chief Executive Officer




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